UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2017
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.
Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2017, Sardar Biglari and Philip L. Cooley resigned from the board of directors of Insignia Systems, Inc., including all positions with the board of directors and its committees, effective immediately.
There are no disagreements between Mr. Biglari or Mr. Cooley and our company relating to its operations, policies or practices that resulted in their respective decisions to resign.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Dated: March 2, 2017	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer